EXHIBIT 99.1

RAE Systems Inc.

(AMEX: RAE) Roth Investment Partners 2005 Growth Stock Conference

Robert I. Chen, President & CEO

Donald Morgan, VP & CFO

Hazardous Environment Detection Solutions

Safe Harbor Statement

This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” below and elsewhere in this prospectus, in any prospectus supplement, and in our other reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements.

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Our Business

PRODUCTS SYSTEMS

Detect toxic gases & Provide integrated & radiological agents actionable threat information

Portable Rugged Battery operated

Wireless networks Remote monitoring / Web Integrated data (GPS, weather) Application-specific system SW

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Markets

Industrial / Environmental Safety & Hygiene

Confined Space Hazardous Waste Oil & Gas

Environmental Monitoring

Homeland Security

Military First Responders

Public Venue Port / Border Protection Security

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Customers

Enterprise

Purchase Drivers

Regulatory

Health & Safety

Security

Economic

Government

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RAE Systems Business Segments

Portables

Integrated Wireless Systems

Components & Accessories

Services

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Business Segment Mix

Distribution

17%

Service

4%

Consumables

13%

Integrated Wireless Systems

21%

Portables

48%

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Global Operations

Headquarters in Silicon Valley, USA

Cost-efficient infrastructure in China

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Worldwide Presence

Beijing

Shanghai

Sunnyvale, CA

Denmark

Singapore

Hong Kong

Tokyo

Benelux

U.K.

France

Spain

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Geographic Mix

Europe

10%

Asia

25%

Americas

65%

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Channels & Partnerships

Americas

Direct sales Distributors & reps

Europe

HQ in Denmark with pan-European direct sales staff Subsidiaries in U.K & France Direct presence in Middle East

Asia

Direct sales through KLH in China HK sales office Distributors elsewhere

OEM

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Products, Technology & Applications

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Hazard Detection Evolution

Past Present Future

Pervasive Sensing

(unmanned multiple sensors, wireless mesh network)

Area Monitoring

(manned multiple monitoring products, wireless point-to-point network)

Measurement

(instrument data)

Personal Monitoring

Alarm

(detect & warn)

Warn

Quantify &/or Identify

Interpret &/or Predict

Automate

Value-Add = Real-Time Decision Support

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Technology & Products

Technology

Pervasive Sensing

(unmanned multiple sensors, mesh network)

Area Monitoring

(manned multiple monitoring products, point-to-point network)

Personal Monitoring

Measurement

(instrument data)

Alarm

(detect & warn)

Technical Complexity

Sensor Technology

Product

Integrated Systems

Wireless

Mesh

Point-to- Point

RAEWatch

AreaRAE

MultiRAE MiniRAE 2000 ppbRAE

ToxiRAE BadgeRAE

Products

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Sensor Technology

World leader in photoionization technology for detection of volatile organic compounds

(e.g. gasoline, benzene)

Speciation

Radiation

Infrared

Solid Polymer

Electro-chemical

Ion Mobility

Corona Discharge

Chemical Detection Tube

Combustible

Photo-Ionization Detection (PID)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

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Intellectual Property

21 patents focused on chemical sensor technologies

9 years remaining on fundamental PID patents

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Applications

Government

Environmental Agency

First Responders, Military

Enterprise

Pervasive Sensing

(unmanned multiple sensors, mesh network)

Area Monitoring

(manned multiple monitoring products, point-to-point network)

Personal Monitoring

Measurement

(instrument data)

Alarm

(detect & warn)

Hazardous material remediation/clean-up

Perimeter Monitoring

(nuclear plant, hazardous waste dump)

Incident command, venue security

Perimeter Monitoring

(embassy, military base)

Supply Chain

Industrial safety & security

(factory, refinery, confined space, IAQ, HAZMAT)

Perimeter Monitoring

(airport, factory, casino, hotel)

“Smart Building” IAQ

& Security

Supply Chain

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Application Scenarios

Incident Command

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Application Scenarios

Public Venue Security

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Emerging Application Scenarios

Building Air Quality Monitoring

Sensor/RF Node

Network Interrogator

Advanced Lighting & Controls

Flexible, reconfigurable interior structure and services

Wireless, Multi-component, Smart, Air-Quality Sensors

Intelligent Diagnostics and Controls for systems, equipment, and envelop components

Low-cost, reliable, long-lived, wireless sensors

Wireless communications for automated electricity purchasing and multi-facility management

Personalized, Localized, Environment Control

Building-Integrated Photovoltaics

Distributed, Modular Micro-Heat Pumps

Smart Daylighting & Lighting Controls

Smart Structural Materials

Combined Heat, Cooling, and Power

Fuel Cells – Distributed Power Source

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Emerging Application Scenarios

Perimeter Monitoring

Sensor/RF Node

Network Interrogator

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Emerging Application Scenarios

Cargo Container Monitoring

Interior sensors monitor and communicate through the door lock sensor to the Network Access Point and onto the Satellite Communicator

Door lock sensor protects against intrusion and responds to RFID signals to transmit container log to RAE reader at portal on the dock

Sensor/RF Node Door Lock and RFID Network Access Point Satellite Communicator

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Emerging Application Scenarios

Truck/Trailer Theft Prevention

Door Lock

Door Lock

Sensor/RF Node Network Interrogator Satellite Communicator

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Markets & Growth Opportunities

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Market Opportunity

United States Homeland Security Spending

$41.1 Billion

FY2006 budget request 7% Y/Y growth

United States

Chemical Sensor Market Size

$2.8 Billion

8.5% projected growth per year through 2008

China

Growth of Investment in Fixed Assets

(factories, equipment, property & infrastructure)

25.8%

in 2004

U.S. Department of Homeland Security

Freedonia report:

Chemical Sensors to 2008: Liquid, Gas & Biosensors

The Economist 27 Jan 2005

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Market Drivers

Developing countries

Growing industrial infrastructure Increasing focus on human health & safety

Industrialized world

Terrorism & other safety concerns Environmental & industrial regulations

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Competitive Environment

History: North American mining industry

COMPETITIVE

STRENGTHS

Technology

leader in PID &

emerging wireless

systems

Strong brand

Broad product

offering

Cost-efficient

infrastructure in

China

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Emerging Market Potential $10,000

Unit Pricing $500 $0.10

Personal Protection

Area Protection

Information Value

Real-time Decision Support

Pervasive Sensing

Thousands

Millions

Number of Sensors

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Growth Strategy

Expand leadership position in emerging wireless sensor networks Enhance & defend portable product line Increase revenue in Europe & Asia Aggressively pursue rapidly growing safety market in China Selectively pursue strategic acquisitions & partnerships

Gain scale &/or address adjacent products & markets (accretive) Acquire complementary technologies

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Financial Overview

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Company History

Established operations in China

KLH acquisition $1.1M angel funding

Moved to AMEX

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Company founded by Robert I. Chen (current CEO) & Peter Hsi (current CTO)

Sept. 11, 2001

Public via reverse merger $32 M secondary offering

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Revenue Growth

Annual Revenue in $M USD $35 $30 $25 $20 $15 $10

$5

$0

CAGR

30%

9.4

10.8

18.2

19

21.8

31.3

45.8

1998 1999 2000 2001 2002 2003 2004

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Income Statement

FY2004 by Quarter

Revenue

COGS

Gross Profit

Expenses

Sales & Mktg

R&D

G&A

TOTAL

Operating Income EPS

Q1 Q2 Q3 Q4

2004 2004 2004 2004

$ 8.2 M $ 10.4 M $ 12.3 M $ 15.0 M

$ 3.0 M $ 3.9 M $ 4.7 M $ 6.9 M

$ 5.2 M $ 6.5 M $ 7.5 M $ 8.0 M

$ 2.1 M $ 2.6 M $ 2.8 M $ 3.6 M

$ 0.9 M $ 1.0 M $ 1.1 M $ 1.3 M

$ 1.7 M $ 1.8 M $ 2.1 M $ 2.6 M

$ 4.7 M $ 5.3 M $ 5.9 M $ 7.6 M

$ 0.5 M $ 1.2 M $ 1.6 M $ 0.4 M

$0.00/share $0.02/share $0.02/share $0.01/share

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High-Leverage Business Model

Gross Margin 50% - 60%

Pre-Tax

Operating Income 10% - 20% Target

Strong Balance Sheet

Cash $32.8 M

Debt $1.7 M

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Summary

RAE Systems Investment Proposition

Growing worldwide markets

Broad customer base & rapidly emerging applications

Sustainable technical advantages

Proprietary sensor technology

System know-how & domain knowledge

Growing consumables & service revenue

High-margin “annuity” business

Strong brand & worldwide market presence

Globally distributed infrastructure

Localized sales & support / cost-efficient manufacturing in China

Financial strength

Strong balance sheet High-leverage business model Access to capital

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